UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31
Date of reporting period: November 30, 2008

ITEM 1.           REPORT TO STOCKHOLDERS.

          The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2008

Western Asset Institutional Money Market Fund Western Asset Institutional Government Money Market Fund Western Asset Institutional Municipal Money Market Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

Western Asset Institutional Money Market Fund and Western Asset Institutional Government Money Market Fund each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Western Asset Institutional Municipal Money Market Fund seeks maximum current income that is exempt from regular federal income taxes* to the extent consistent with preservation of capital and the maintenance of liquidity.

*  Certain investors may be subject to the federal alternative minimum tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I
Fund at a glance:
Western Asset Institutional Money Market Fund	1
Western Asset Institutional Government Money Market Fund	2
Western Asset Institutional Municipal Money Market Fund	3
Fund expenses	4
Schedules of investments	6
Statements of assets and liabilities	30
Statements of operations	31
Statements of changes in net assets	32
Financial highlights	35
Notes to financial statements	38
Board approval of management and subadvisory agreements	52

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended November 30, 2008. Looking back, during the fourth quarter of 2007, U.S. gross domestic product (“GDP”)[i] declined 0.2%. This weakness was triggered by problems in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

In early December 2008, after the reporting period ended, the National Bureau of Economic Research (“NBER”) announced that a recession had begun in December 2007. While one definition of a recession is based on having two consecutive quarters of negative growth (which has not yet occurred), the NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it certainly has felt like we are in the midst of an economic contraction. Consumer spending, which represents approximately two-thirds of GDP, has fallen sharply. During November 2008, sales at U.S. retailers experienced their largest monthly decline in nearly 40 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in

Legg Mason Partners Institutional Trust   |  I

Letter from the chairman continued

September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. On December 16, 2008, after the reporting period ended, the Fed cut rates to a range of zero to 0.25%, the lowest level since the Fed started publishing the federal funds rate in 1990. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the six-month reporting period ended November 30, 2008, both short-and long-term Treasury yields experienced periods of extreme volatility. Earlier in the year, investors were focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-

II  |     Legg Mason Partners Institutional Trust

income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended November 30, 2008, two-year Treasury yields fell from 2.66% to 1.00%. Over the same time frame, 10-year Treasury yields moved from 4.06% to 2.93%.

During the reporting period, the yields available from money market instruments fluctuated and ultimately moved lower, as did yields on short-term Treasuries. The current market challenges have not affected the Funds’ $1.00 share price. Additionally, we believe that the current situation should not affect the Funds’ $1.00 share price, going forward. Over time, we also believe that the Funds’ returns should remain competitive.

Performance review

Western Asset Institutional Money Market Fund

As of November 30, 2008, the seven-day current yield for Class A shares of Western Asset Institutional Money Market Fund (“Institutional Money Market Fund”) was 2.40% and the seven-day effective yield, which reflects compounding, was 2.43%. [1]

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 2.25% and the seven-day effective yield would have been 2.27%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Legg Mason Partners Institutional Trust   |  III

Letter from the chairman continued

Western Asset Institutional Government Money Market Fund

As of November 30, 2008, the seven-day current yield for Class A shares of Western Asset Institutional Government Money Market Fund (“Institutional Government Money Market Fund”) was 1.67% and the seven-day effective yield, which reflects compounding, was 1.68%.[1]

Western Asset Institutional Municipal Money Market Fund

As of November 30, 2008, the seven-day current yield for Class A shares of Western Asset Institutional Municipal Money Market Fund (“Institutional Municipal Money Market Fund”) was 1.32% and the seven-day effective yield, which reflects compounding, was 1.32%.[1]

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 1.30% and the seven-day effective yield would have been 1.30%.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

LEGG MASON PARTNERS INSTITUTIONAL TRUST (CLASS A SHARES) Yields as of November 30, 2008 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Institutional Money Market Fund	2.40%	2.43%
Institutional Government Money Market Fund	1.67%	1.68%
Institutional Municipal Money Market Fund	1.32%	1.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current and effective yields for Class A shares of Institutional Money Market Fund would have been 2.25% and 2.27%, respectively; and the seven-day current and effective yields for Class A shares of Institutional Municipal Money Market Fund would have been 1.30% and 1.30%, respectively.

An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

IV  |   Legg Mason Partners Institutional Trust

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

The Funds participate in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. Only shareholders who held shares in one of the Funds as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in the Funds after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Funds will not be guaranteed. The Guarantee Program expires on April 30, 2009, unless extended by the United States Treasury. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Legg Mason Partners Institutional Trust  |   V

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

January 9, 2009

VI  |   Legg Mason Partners Institutional Trust

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in each of these Funds. Certain investors in Institutional Municipal Money Market Fund may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Funds that invest in structured securities (such as those issued by Structured Investment Vehicles, or “SIVs”), which are collateralized by residential real estate mortgages, are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure value of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values. Please see the Funds’ prospectus for more information on these and other risks.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Partners Institutional Trust  |   VII

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Fund at a glance (unaudited)

Western Asset Institutional Money Market Fund

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   1

Fund at a glance (unaudited) continued

Western Asset Institutional Government Money Market Fund

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

2  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

Western Asset Institutional Municipal Money Market Fund

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   3

Fund expenses (unaudited)

Example

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2008 and held for the six months ended November 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]

Western Asset Institutional Money Market Fund - Class A	1.29%	$1,000.00	$1,012.90	0.13%	$0.66

Western Asset Institutional Government Money Market Fund - Class A	1.05	1,000.00	1,010.50	0.21	1.06

Western Asset Institutional Municipal Money Market Fund - Class A	1.10	1,000.00	1,011.00	0.24	1.21

[1]	For the six months ended November 30, 2008.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total returns would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]

Western Asset Institutional Money Market Fund - Class A	5.00%	$1,000.00	$1,024.42	0.13%	$0.66

Western Asset Institutional Government Money Market Fund - Class A	5.00	1,000.00	1,024.02	0.21	1.07

Western Asset Institutional Municipal Money Market Fund - Class A	5.00	1,000.00	1,023.87	0.24	1.22

[1]	For the six months ended November 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   5

Schedules of investments (unaudited)
November 30, 2008

WESTERN ASSET INSTITUTIONAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE*

SHORT-TERM INVESTMENTS — 97.4%

	Certificates of Deposit — 29.9%
$25,000,000	ABN Amro Bank NV, 2.860% due 12/5/08	$24,999,285
25,000,000	Australia & New Zealand Banking Group, 2.050% due 2/19/09	25,001,646
25,000,000	Banco Bilbao Vizcaya, 2.865% due 12/18/08	25,013,005
25,000,000	Banco Santander, 2.250% due 2/27/09	24,987,846
25,000,000	Bank of Tokyo Mitsubishi, 2.800% due 12/4/08	25,000,000
25,000,000	Barclays Bank PLC NY, 3.125% due 4/17/09	25,000,000
20,000,000	Calyon NY Branch, 3.120% due 2/9/09	20,000,000
25,000,000	Deutsche Bank AG NY, 3.000% due 1/20/09	25,000,000
30,000,000	Lloyds Bank PLC, 3.500% due 1/23/09	30,015,250
25,000,000	Nordea Bank Finland PLC, 2.000% due 2/12/09	24,992,398
	Royal Bank of Scotland NY:
5,000,000	3.160% due 12/11/08	25,001,048
50,000,000	3.180% due 12/12/08	49,999,605
67,300,000	Sanpaolo IMI NY Branch, 4.100% due 1/5/09	67,363,352
17,000,000	Svenska Handelsbanken NY, 1.950% due 1/20/09	17,000,144
	Toronto Dominion Bank NY:
25,000,000	3.030% due 2/5/09	25,000,000
25,000,000	3.040% due 2/20/09	25,000,000
	Wachovia Bank N.A.:
25,000,000	3.100% due 12/30/08	25,000,000
50,000,000	3.745% due 1/27/09(a)	50,000,000

	Total Certificates of Deposit	534,373,579

	Commercial Paper — 27.8%
25,000,000	Abbey National N.A. LLC, 3.016% due 1/7/09(b)	24,923,688
	Bank of America Corp.:
25,000,000	3.000% due 1/15/09(b)	24,907,656
25,000,000	3.002% due 2/17/09(b)	24,839,938
	Bank of Ireland:
25,000,000	3.039% due 12/15/08(b)(c)	24,970,833
25,000,000	3.108% due 12/31/08(b)(c)	24,936,250
	Barclays U.S. Funding LLC:
25,000,000	3.098% due 1/7/09(b)	24,921,632
25,000,000	3.130% due 3/2/09(b)	24,805,361
50,000,000	Credit Suisse New York, 3.046% due 1/16/09(b)	49,808,333
	Danske Corp.:
24,500,000	2.738% due 12/3/08(b)(c)	24,496,298
25,000,000	3.037% due 2/23/09(b)(c)	24,825,583
25,000,000	3.056% due 3/3/09(b)(c)	24,807,694
25,000,000	ING Funding LLC, 3.043% due 3/13/09(b)	24,787,854
25,000,000	JPMorgan Chase, 2.974% due 1/12/09(b)	24,914,542
25,000,000	KBC Financial Products International, 2.969% due 1/8/09(b)(c)	24,922,417

See Notes to Financial Statements.

6  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE*

	Commercial Paper — 27.8% continued
	Skandinaviska Enskilda Banken:
$25,000,000	3.191% due 12/19/08(b)(c)	$24,960,750
25,000,000	3.115% due 2/6/09(b)(c)	24,857,160
25,000,000	Societe Generale N.A., 2.460% due 5/7/09(b)	24,735,063
25,000,000	Swedbank, 3.040% due 12/12/08(b)	24,977,083
25,000,000	UBS Finance Delaware, 2.254% due 12/5/08(b)	24,993,750

	Total Commercial Paper	497,391,885

	Corporate Bonds & Notes — 5.6%
50,000,000	Rabobank Nederland NV, 2.578% due 10/9/09(a)(c)	50,000,000
50,000,000	Royal Bank of Canada, 2.449% due 10/15/09(a)(c)	50,000,000

	Total Corporate Bonds & Notes	100,000,000

	Medium-Term Notes — 13.7%
44,266,140	Axon Financial Funding LLC, 2.706% due 12/15/08(d)(e)(f)(j)	27,152,850
30,000,000	Commonwealth Bank of Australia, 2.816% due 12/18/08(a)(c)	30,000,688
60,000,000	General Electric Capital Corp., 1.170% due 1/27/09(a)	60,000,000
22,300,000	JPMorgan Chase & Co., 2.994% due 3/9/09(a)	22,302,482
	Orion Finance USA LLC:
35,000,000	1.630% due 12/15/08(d)(f)(g)(j)	25,889,500
40,000,000	1.639% due 12/15/08(d)(f)(g)(j)	29,588,000
50,000,000	Toyota Motor Credit Corp., 1.210% due 2/12/09(a)	50,000,000

	Total Medium-Term Notes	244,933,520

	U.S. Government Agencies — 16.3%
	Federal Farm Credit Bank (FFCB):
	Bonds:
20,000,000	1.110% due 9/24/09(a)	19,996,797
25,000,000	2.168% due 11/9/09(a)	25,000,000
	Discount Notes:
20,000,000	2.957% due 9/15/09(b)	19,539,200
10,000,000	3.093% due 10/16/09(b)	9,734,167
	Federal Home Loan Bank (FHLB), Bonds:
25,000,000	2.680% due 12/3/08(a)	25,000,000
25,000,000	3.585% due 4/30/09(a)	25,000,000
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
25,000,000	1.814% due 4/6/09(b)(h)	24,842,500
38,385,000	3.092% due 10/13/09(b)(h)	37,374,195
15,480,000	2.114% due 11/9/09(b)(h)	15,174,695
	Federal National Mortgage Association (FNMA):
15,000,000	Discount Notes, 3.095% due 8/7/09(b)(h)	14,686,675
	Notes:
50,000,000	0.770% due 9/3/09(a)(h)	50,000,000
25,000,000	6.625% due 9/15/09(h)	25,753,459

	Total U.S. Government Agencies	292,101,688

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   7

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE*

	Repurchase Agreement — 4.1%
$72,585,000	Deutsche Bank Securities Inc., tri-party repurchase agreement, dated 11/28/08, 0.250% due 12/1/08; Proceeds at maturity — $72,586,512; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.250% due 5/5/09 to 1/12/12; Market value — $74,038,029)	$72,585,000

	TOTAL INVESTMENTS BEFORE AGREEMENTS (Cost — $1,778,021,462)	1,741,385,672

AGREEMENTS WITH AFFILIATES (i) — 2.0%

	Capital Support Agreements (Cost — $0)(i) — 2.0%	36,635,790

	TOTAL INVESTMENTS — 99.4% (Cost — $1,778,021,462#)	1,778,021,462
	Other Assets in Excess of Liabilities — 0.6%	9,947,794

	TOTAL NET ASSETS — 100.0%	$1,787,969,256

*	Reflects amortized cost value, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Date shown is the date of the next interest rate change. Both principal and interest are currently in default.

(e)	On November 20, 2007, an insolvency event was declared. Subsequent to reporting period, on December 11, 2008, the securities were sold to Legg Mason, Inc.

(f)	Illiquid security.

(g)	On January 14, 2008, an insolvency event was declared. The Fund’s Board of Trustees has determined that it is currently in its best interest to continue to hold these securities.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

(i)	Agreements are with subsidiaries of Legg Mason Inc., the parent of legg Mason Partners Fund Advisor, LLC, the Fund’s Adviser.

(j)	The value shown is the fair market value as of November 30, 2008. Axon Financial Funding LLC and Orion Finance USA LLC are supported by Capital Support Agreements (see Note 4).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 101.6%

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 85.6%

	U.S. Government Agencies — 85.3%
	Federal Farm Credit Bank (FFCB):
	Bonds:
$75,000,000	1.040% due 12/17/08(a)	$74,999,676
30,100,000	3.750% due 1/15/09	30,137,961
50,000,000	0.960% due 1/23/09(a)	49,999,684
50,000,000	1.050% due 2/6/09(a)	50,000,000
30,000,000	2.675% due 3/6/09(a)	29,999,410
40,000,000	2.200% due 4/16/09	39,997,801
25,000,000	0.960% due 5/15/09(a)	24,998,871
100,000,000	1.900% due 6/2/09(a)	100,000,000
25,000,000	1.450% due 8/1/09(a)	25,000,000
75,000,000	1.520% due 8/27/09(a)	75,000,000
100,000,000	1.304% due 9/21/09(a)	99,960,016
100,000,000	1.110% due 9/25/09(a)	99,959,090
40,000,000	2.168% due 11/9/09(a)	40,000,000
75,000,000	2.450% due 11/10/09(a)	75,000,000
125,000,000	2.000% due 11/12/09(a)	125,000,000
60,000,000	1.303% due 11/20/09(a)	59,863,197
150,000,000	2.000% due 11/24/09(a)	150,000,000
25,000,000	1.480% due 1/4/10(a)	25,000,000
75,000,000	1.120% due 3/5/10(a)	75,000,000
150,000,000	0.910% due 7/23/10(a)	149,078,804
	Discount Notes:
60,000,000	2.477% due 12/1/08(b)	60,000,000
50,000,000	2.460% due 12/17/08(b)	49,946,444
40,000,000	2.465% due 1/20/09(b)	39,866,111
30,000,000	2.552% due 1/29/09(b)	29,876,100
48,000,000	2.783% due 2/26/09(b)	47,681,000
20,000,000	2.663% due 2/27/09(b)	19,871,911
25,000,000	2.358% due 3/16/09(b)	24,830,104
20,000,000	1.714% due 3/26/09(b)	19,891,389
25,000,000	2.786% due 4/15/09(b)	24,742,188
35,000,000	2.764% - 2.773% due 5/15/09(b)	34,564,583
25,000,000	2.385% due 5/20/09(b)	24,724,931
40,000,000	2.905% due 6/15/09(b)	39,379,333
50,000,000	2.446% due 6/16/09(b)	49,343,333
70,000,000	1.720% - 2.858% due 7/15/09(b)	69,011,250
50,000,000	1.928% due 8/19/09(b)	49,311,250
40,000,000	1.518% due 9/9/09(b)	39,530,000
20,000,000	2.957% due 9/15/09(b)	19,539,200
50,000,000	1.623% due 10/22/09(b)	49,277,778
50,000,000	1.937% due 11/9/09(b)	49,094,861
35,000,000	2.146% due 11/18/09(b)	34,281,333

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   9

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 85.3% continued
	Federal Home Loan Bank (FHLB):
	Bonds:
$75,000,000	3.346% due 1/28/09(a)	$74,997,238
35,000,000	2.170% due 2/11/09(a)	35,000,000
50,000,000	2.116% due 2/18/09(a)	50,000,000
3,500,000	1.020% due 2/20/09(a)	3,497,828
48,000,000	0.820% due 4/8/09(a)	48,000,000
35,000,000	3.585% due 4/30/09(a)	35,000,000
46,900,000	3.003% due 5/1/09(a)	46,891,105
45,000,000	2.719% due 8/5/09(a)	44,989,720
100,000,000	2.068% due 8/6/09(a)	99,989,903
50,000,000	1.120% due 8/7/09(a)	50,000,000
75,000,000	1.366% due 8/27/09(a)	74,989,046
100,000,000	2.683% due 9/4/09(a)	99,823,376
50,000,000	4.110% due 10/5/09(a)	50,000,000
	Discount Notes:
127,109,000	2.597% due 12/3/08(b)	127,090,781
50,000,000	2.465% due 12/15/08(b)	49,952,361
200,000,000	2.820% due 12/23/08(b)	199,657,778
69,994,000	2.547% - 2.583% due 1/7/09(b)	69,811,857
40,000,000	2.364% due 1/26/09(b)	39,853,778
25,000,000	3.135% due 2/6/09(b)	24,855,764
15,000,000	2.721% due 2/25/09(b)	14,903,967
13,693,000	2.773% due 2/27/09(b)	13,601,622
101,480,000	1.861% due 3/2/09(b)	101,005,440
50,000,000	2.440% due 3/11/09(b)	49,665,278
30,000,000	2.511% due 3/13/09(b)	29,789,200
50,000,000	2.501% due 3/16/09(b)	49,639,792
74,578,000	2.273% - 3.149% due 4/13/09(b)	73,801,056
25,000,000	2.277% due 4/17/09(b)	24,785,937
25,000,000	3.370% due 7/15/09(b)	24,485,222
37,715,000	1.813% due 11/24/09(b)	37,047,403
100,000,000	Notes, 0.690% due 8/7/09(a)	99,986,321
	Federal Home Loan Mortgage Corp. (FHLMC):
	Discount Notes:
50,000,000	2.429% due 12/8/08(b)(c)	49,976,667
35,000,000	2.629% due 12/15/08(b)(c)	34,964,611
140,000,000	2.465% - 2.686% due 12/22/08(b)(c)	139,792,858
100,000,000	2.921% due 12/26/08(b)(c)	99,798,611
82,614,000	2.688% due 12/29/08(b)(c)	82,442,438
50,000,000	2.128% due 12/31/08(b)(c)	49,912,708
50,000,000	2.542% due 1/5/09(b)(c)	49,877,986
98,500,000	2.308% - 2.861% due 1/20/09(b)(c)	98,159,028

See Notes to Financial Statements.

10  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 85.3% continued
$100,000,000	2.422% - 2.488% due 2/2/09(b)(c)	$99,583,850
100,000,000	2.306% - 2.737% due 2/9/09(b)(c)	99,515,347
42,300,000	2.810% due 2/17/09(b)(c)	42,046,130
38,000,000	2.897% due 2/23/09(b)(c)	37,746,857
52,091,000	2.272% due 3/9/09(b)(c)	51,771,943
90,300,000	2.017% - 2.587% due 3/13/09(b)(c)	89,724,357
50,000,000	2.378% due 3/16/09(b)(c)	49,657,292
101,516,000	2.637% - 2.803% due 4/3/09(b)(c)	100,588,574
25,000,000	2.378% due 4/6/09(b)(c)	24,794,375
50,000,000	2.277% due 4/17/09(b)(c)	49,571,875
75,000,000	2.974% due 4/20/09(b)(c)	74,145,417
75,000,000	2.327% due 5/4/09(b)(c)	74,262,083
25,000,000	3.040% due 6/22/09(b)(c)	24,584,132
20,000,000	3.168% due 10/13/09(b)(c)	19,461,045
60,000,000	2.125% due 11/9/09(b)(c)	58,810,933
	Notes:
32,970,000	4.625% due 12/19/08(c)	33,001,931
50,000,000	4.875% due 2/17/09(c)	50,247,315
75,000,000	1.448% due 9/18/09(a)(c)	75,000,000
25,000,000	1.454% due 9/18/09(a)(c)	24,997,698
50,000,000	1.394% due 9/21/09(a)(c)	50,000,000
100,000,000	2.614% due 12/7/09(a)(c)	99,631,921
	Federal National Mortgage Association (FNMA):
	Discount Notes:
25,000,000	2.462% due 12/3/08(b)(c)	24,996,597
53,450,000	2.150% - 2.630% due 12/5/08(b)(c)	53,434,687
93,124,000	2.592% - 2.680% due 12/15/08(b)(c)	93,029,586
17,635,000	2.633% due 12/17/08(b)(c)	17,614,622
100,000,000	2.405% due 12/22/08(b)(c)	99,860,583
93,140,000	2.541% - 2.921% due 12/24/08(b)(c)	92,973,661
84,717,000	2.542% - 2.700% due 12/31/08(b)(c)	84,534,174
35,000,000	2.470% - 2.733% due 1/7/09(b)(c)	34,906,729
65,000,000	2.182% - 2.717% due 1/14/09(b)(c)	64,812,022
111,500,000	2.427% - 2.488% due 1/30/09(b)(c)	111,056,092
36,482,000	2.433% due 2/4/09(b)(c)	36,323,253
56,363,000	2.476% - 2.752% due 2/11/09(b)(c)	56,063,221
68,790,000	2.625% - 2.756% due 2/17/09(b)(c)	68,397,500
25,000,000	2.868% due 2/18/09(b)(c)	24,844,743
31,000,000	1.988% - 2.249% due 2/27/09(b)(c)	30,840,011
25,000,000	2.886% due 3/9/09(b)(c)	24,806,042
150,000,000	1.003% due 3/16/09(b)(c)	149,562,500
87,000,000	2.890% - 3.459% due 3/25/09(b)(c)	86,127,742
25,000,000	2.239% due 3/27/09(b)(c)	24,823,583
70,000,000	1.857% - 2.375% due 4/8/09(b)(c)	69,460,444

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   11

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 85.3% continued
$50,000,000	3.036% due 4/15/09(b)(c)	$49,439,375
20,000,000	2.974% due 4/22/09(b)(c)	19,768,856
10,234,000	3.095% due 8/7/09(b)(c)	10,020,229
25,000,000	3.082% due 9/1/09(b)(c)	24,429,167
15,000,000	2.244% due 9/25/09(b)(c)	14,726,833
	Notes:
50,000,000	1.100% due 1/9/09(a)(c)	50,000,000
75,000,000	1.070% due 1/16/09(a)(c)	75,000,000
300,000,000	1.060% due 1/23/09(a)(c)	299,862,091
75,000,000	0.770% due 9/3/09(a)(c)	75,000,000
15,000,000	6.625% due 9/15/09(c)	15,452,075
50,000,000	4.369% due 1/21/10(a)(c)	50,000,000

	Total U.S. Government Agencies	7,683,103,782

	U.S. Treasury Bills — 0.3%
	U.S. Treasury Bills:
100,000	0.041% due 12/11/08(b)	99,999
25,000,000	2.350% due 7/2/09(b)	24,660,531

	Total U.S. Treasury Bills	24,760,530

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS	7,707,864,312

	Repurchase Agreements — 16.0%
800,000,000	Barclays Capital Inc., tri-party repurchase agreement dated 11/28/08, 0.250% due 12/1/08; Proceeds at maturity — $800,016,667; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.250% due 12/12/08 to 4/15/30; Market value — $816,000,504)	800,000,000
641,492,000	Deutsche Bank Securities Inc., tri-party repurchase agreement, dated 11/28/08, 0.250% due 12/1/08; Proceeds at maturity — $641,505,364 (Fully collateralized by various U.S. government agency obligations, 4.000% to 6.250% due 7/12/10 to 5/15/29; Market value — $654,324,577)	641,492,000

	Total Repurchase Agreements	1,441,492,000

	TOTAL INVESTMENTS — 101.6% (Cost — $9,149,356,312#)	9,149,356,312
	Liabilities in Excess of Other Assets — (1.6)%	(140,710,541)

	TOTAL NET ASSETS — 100.0%	$9,008,645,771

(a)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.

(b)	Rate shown represents yield-to-maturity.

(c)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

12  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 99.7%

	Alabama — 4.2%
$20,000,000	Huntsville, AL, Health Care Authority, TECP, 1.450% due 3/3/09	$20,000,000
79,700,000	Southeast Alabama Gas District, Alabama Revenue, SPA-Societe Generale, 0.920%, 12/1/08(a)	79,700,000

	Total Alabama	99,700,000

	Arizona — 2.2%
4,000,000	Arizona State Transportation Board Highway Revenue, 5.000% due 7/1/09	4,073,334
14,000,000	Glendale, AZ, IDA, TECP, Midwestern University Financing Program, LOC-Wells Fargo, 1.600% due 12/10/08	14,000,000
5,000,000	Phoenix, AZ, GO, 5.550% due 7/1/09	5,113,478
20,485,000	Tempe, AZ, Transportation Excise Tax Revenue, SPA-Royal Bank of Canada, 1.020%, 12/3/08(a)	20,485,000
7,820,000	Yavapai County, AZ, Highway Construction Advancement Revenue, LOC-Landesbank Hessen-Thuringen, 1.300%, 12/4/08(a)	7,820,000

	Total Arizona	51,491,812

	Arkansas — 0.1%
1,800,000	Boone County, AR, Hospital Revenue, North Arkansas Regional Medical Center Project, LOC-Bank of America N.A., 0.950%, 12/4/08(a)	1,800,000

	California — 0.0%
400,000	Metropolitan Water District of Southern California, SPA-Dexia Credit Local, 0.900%, 12/4/08(a)	400,000

	Colorado — 1.6%
3,280,000	Arapahoe County, CO, Exelsior Youth Centers Inc., LOC-US Bank, 1.050%, 12/4/08(a)	3,280,000
	Colorado Educational & Cultural Facilities Authority Revenue:
5,220,000	Cole Valley Christian Schools, LOC-U.S. Bank N.A., 0.950%, 12/4/08(a)	5,220,000
2,980,000	National Jewish Federation Bond Program, LOC-Bank of America N.A., 0.850%, 12/1/08(a)	2,980,000
	Colorado Health Facilities Authority Revenue:
2,685,000	Catholic Health Initiatives, SPA-Landesbank Hessen-Thuringen, 0.930%, 12/3/08(a)	2,685,000
10,000,000	Community Hospital Association Boulder Project, LOC-JPMorgan Chase, 1.000%, 12/4/08(a)	10,000,000
5,025,000	Exempla Inc., LOC-U.S. Bank N.A., 1.000%, 12/4/08(a)	5,025,000
8,500,000	Denver, CO, Urban Renewal Authority Tax Increment Revenue, Stapleton, LOC-U.S. Bank N.A., 1.020%, 12/4/08(a)	8,500,000
1,080,000	La Plata County, CO, PCR, BP Amoco Project, 1.600% due 3/1/09(b)	1,080,000

	Total Colorado	38,770,000

	Connecticut — 0.1%
2,900,000	Connecticut State, HEFA Revenue, Yale-New Haven Hospital, LOC-JPMorgan Chase, 0.400%, 12/3/08(a)	2,900,000

	Delaware — 0.8%
9,100,000	Delaware State EDA Revenue, Hospital Billing, LOC-JPMorgan Chase, 0.970%, 12/3/08(a)	9,100,000
4,220,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center Project, 0.780%, 12/4/08(a)	4,220,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   13

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Delaware — 0.8% continued
$4,670,000	University of Delaware Revenue, SPA-Landesbank Hessen-Thuringen, 1.050%, 12/1/08(a)	$4,670,000

	Total Delaware	17,990,000

	District of Columbia — 4.5%
	District of Columbia, Revenue:
2,335,000	American Psychological Association, LOC-Bank of America, 0.970%, 12/4/08(a)	2,335,000
8,000,000	American Sociological Association, LOC-PNC Bank N.A., 0.780%, 12/4/08(a)	8,000,000
14,000,000	Henry J. Kaiser Foundation, SPA-JPMorgan Chase, 1.030%, 12/4/08(a)	14,000,000
17,400,000	The Pew Charitable Trusts, LOC-PNC Bank N.A., 0.780%, 12/4/08(a)	17,400,000
7,685,000	Vestry Rock Creek Parish, LOC-PNC Bank N.A., 0.780%, 12/4/08(a)	7,685,000
56,800,000	Washington D.C., Metro Area Transit, TECP, 2.350% due 12/4/08	56,800,000

	Total District of Columbia	106,220,000

	Florida — 11.4%
325,000	Brevard County, FL, EFA Revenue, Florida Institute of Technology, LOC-Fifth Third Bank, 2.000%, 12/4/08(a)	325,000
30,000,000	Citizens Property Insurance Corp. of Florida, Senior Secured High Risk Notes, FSA, 4.500% due 6/1/09	30,292,013
7,965,000	Collier County, FL, IDA, Health Care Facilities Revenue, NCH Healthcare Systems Inc., LOC-Fifth Third Bank, 2.000%, 12/5/08(a)	7,965,000
25,818,000	Florida State Municipal Power Agency, TECP, LOC-Wachovia Bank NA, 3.750% due 12/2/08	25,818,000
20,000,000	Gainesville, FL, Utilities System Revenue, SPA-Bank of New York, 0.900%, 12/3/08(a)	20,000,000
	Hillsborough County, FL:
3,000,000	EFA, Southwest Florida College Project, LOC-SunTrust Bank, 1.050%, 12/3/08(a)	3,000,000
9,600,000	IDA, IDR, Health Facilities, University Community Hospital, LOC-Wachovia Bank N.A., 2.030%, 12/4/08(a)	9,600,000
22,000,000	School Board COP, Master Lease, MBIA, LOC-Wachovia Bank N.A., 1.850%, 12/1/08(a)	22,000,000
	Jacksonville, FL:
3,180,000	Health Facilities Authority, Hospital Revenue, Baptist Medical Center Project, 1.100%, 12/1/08(a)	3,180,000
20,000,000	TECP, LOC-Landesbank Baden-Wurttemberg, 1.680% due 3/3/09	20,000,000
5,750,000	JEA District, FL, Water & Sewer System Revenue, SPA-Banco Bilbao Vizcaya, 0.650%, 12/3/08(a)	5,750,000
15,000,000	Kissimmee, FL, Utilities Authority Electric System Revenue, FSA, SPA-Dexia Credit Local, 4.500%, 12/3/08(a)	15,000,000
12,520,000	Lee County, FL, IDA, EFA, Canterbury School Inc. Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	12,520,000
3,345,000	Miami-Dade County, FL, IDA, Gulliver School Project, LOC-Bank of America, 0.970%, 12/4/08(a)	3,345,000
6,880,000	New College, FL, Development Corp. COP, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	6,880,000

See Notes to Financial Statements.

14  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Florida — 11.4% continued
	Orange County, FL:
	Health Facilities Authority Revenue:
$9,010,000	Adventist Long Term Care, LOC-SunTrust Bank, 0.900%, 12/4/08(a)	$9,010,000
2,540,000	SHCC Services Inc. Project, LOC-SunTrust Bank, 0.950%, 12/3/08(a)(c)	2,540,000
3,900,000	IDA, Goodwill Industries Inc. Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)(c)	3,900,000
3,800,000	IDR, Central Florida YMCA Project, LOC-Bank of America, 0.970%, 12/4/08(a)	3,800,000
	Orlando & Orange County, FL, Expressway Authority:
3,000,000	Refunding, FSA, 4.000%, 12/4/08(a)	3,000,000
10,600,000	Revenue, FSA, SPA-Dexia Credit Local, 4.000%, 12/4/08(a)	10,600,000
5,000,000	Orlando, FL, Utilities Commission, Utility System Revenue, 5.250% due 7/1/09	5,100,285
5,045,000	Palm Beach County, FL, Revenue, St. Andrews School, LOC-Bank of America N.A., 0.950%, 12/4/08(a)	5,045,000
4,430,000	Pinellas County, FL, Industrial Development Administration, YMCA Suncoast Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	4,430,000
6,435,000	Polk County, FL, IDA Revenue, Lifepath Hospice Project, ILOC-SunTrust Bank, 1.000%, 12/3/08(a)	6,435,000
9,600,000	Seminole County, FL, IDA Revenue, Harvest Time International Inc. Project, LOC-Fifth Third Bank, 2.000%, 12/5/08(a)	9,600,000
12,900,000	Tohopekaliga, FL, Water Authority Utility System Revenue, LOC-Landesbank Hessen-Thuringen, 1.000%, 12/4/08(a)	12,900,000
10,000,000	UCF Health Facilities Corp., FL, Capital Improvement Revenue, UCF Health Sciences Campus, LOC-Fifth Third Bank, 2.000%, 12/5/08(a)	10,000,000

	Total Florida	272,035,298

	Georgia — 3.1%
2,140,000	Bibb County, GA, Baptist Village Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	2,140,000
13,000,000	Burke County, GA, Development Authority, PCR, Georgia Power Co., Plant Vogtle, 2.100% due 7/14/09(b)	13,000,000
9,785,000	Clayton County, GA, Development Authority Revenue, DACC Public Purpose Corp. II Project, LOC-Dexia Credit Local, 0.950%, 12/4/08(a)	9,785,000
2,845,000	DeKalb County, GA, Development Authority Revenue, St. Martins Episcopal School, LOC-SunTrust Bank, 1.050%, 12/4/08(a)	2,845,000
	Fulton County, GA, Development Authority Revenue:
5,000,000	Atlanta YMCA Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	5,000,000
3,600,000	Woodward Academy Inc. Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	3,600,000
	Macon-Bibb County, GA:
4,450,000	Hospital Authority, RAN, Medical Center of Central Georgia, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	4,450,000
3,000,000	Hospital Authority Revenue, Anticipation CTFS, Medical Center Central Georgia, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	3,000,000
2,500,000	Rabun County, GA, Development Authority Revenue, Nacoochee School Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	2,500,000
9,465,000	Richmond County Hospital Authority, University Health Services Inc. Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	9,465,000
3,275,000	Rockdale County, GA, Hospital Authority Revenue, Rockdale Medical Center Inc. Project, LOC-Bank of America N.A., 0.950%, 12/4/08(a)	3,275,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   15

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Georgia — 3.1% continued
$8,000,000	Savannah, GA, EDA Revenue, Telfair Museum Art Inc. Project,
	LOC-SunTrust Bank, 1.000%, 12/3/08(a)	$8,000,000
7,200,000	Ware County, GA, Hospital Authority, Revenue Anticipation CTFS,
	Baptist Village Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	7,200,000

	Total Georgia	74,260,000

	Illinois — 7.1%
	Chicago, IL:
	GO:
2,000,000	AMBAC, 5.750% due 1/1/09	2,006,954
10,000,000	Refunding Project, FSA, LOC-Dexia Credit Local, 1.850%, 12/4/08(a)	10,000,000
10,000,000	Tender Notes, LOC-Harris N.A., 1.050% due 2/19/10(b)	10,000,000
7,900,000	O’Hare International Airport Revenue, LOC-Landesbank Baden-Wurttenberg,
	1.050%, 12/3/08(a)	7,900,000
35,100,000	Tax Increment Revenue, Tax Allocation Bonds, Near North Redevelopment
	Project, Senior Lien, LOC-Bank of New York, 1.120%, 12/3/08(a)	35,100,000
8,525,000	TECP, O’Hare International Airport, LOC-Fortis Bank, LOC-Dexia Credit
	Local, LOC-Societe Generale, LOC-State Street Bank, 1.650% due 2/9/09	8,525,000
3,000,000	Cook County, IL, Catholic Theological University Project, LOC-Harris Trust
	and Savings Bank, 0.850%, 12/3/08(a)	3,000,000
4,200,000	Elgin, IL, Revenue, Judson College, LOC-JPMorgan Chase,
	0.900%, 12/3/08(a)	4,200,000
4,700,000	Illinois Development Finance Authority, Lyric Opera of Chicago Project,
	LOC-Northern Trust Co., LOC-Harris Trust & Savings Bank,
	LOC-Bank One N.A., 0.800%, 12/3/08(a)	4,700,000
	Illinois DFA:
4,500,000	Glenwood School for Boys, LOC-Harris Bank, 1.250%, 12/3/08(a)	4,500,000
6,850,000	Oak Park Residence Corp. Project, LOC-LaSalle Bank, 0.950%, 12/4/08(a)	6,850,000
7,360,000	Illinois Finance Authority, Saint Xavier University Project,
	LOC-Lasalle Bank N.A., 1.200%, 12/4/08(a)	7,360,000
	Illinois Finance Authority Revenue:
8,500,000	Childrens Villages Project, LOC-Charter One Bank N.A., 1.040%, 12/4/08(a)	8,500,000
7,500,000	Dominican University, LOC-JPMorgan Chase, 0.900%, 12/3/08(a)	7,500,000
7,500,000	Educational Facility de Salle Project, LOC-Fifth Third Bank,
	2.500%, 12/5/08(a)	7,500,000
1,910,000	GO, Latin School Project, LOC-JPMorgan Chase, 0.900%, 12/4/08(a)	1,910,000
1,020,000	OSF Healthcare System, FSA, SPA-JPMorgan Chase, 1.550%, 12/3/08(a)	1,020,000
4,050,000	Planned Parenthood Project, LOC-Charter One Bank N.A.,
	1.050%, 12/4/08(a)	4,050,000
7,105,000	Resurrection Health, LOC-LaSalle Bank N.A., 1.000%, 12/4/08(a)	7,105,000
	Illinois Health Facilities Authority Revenue:
6,000,000	Alexian Brothers Health, FSA, 5.125% due 1/1/09(d)	6,071,581
13,100,000	Pekin Memorial Hospital and Healthcare Centers, LOC-Fifth Third Bank,
	1.150%, 12/4/08(a)	13,100,000
9,500,000	Morton Grove, IL, Cultural Facilities Revenue, Illinois Holocaust Museum
	& Education, LOC-LaSalle Bank N.A., 1.200%, 12/4/08(a)	9,500,000

	Total Illinois	170,398,535

See Notes to Financial Statements.

16  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Indiana — 0.4%
$9,430,000	Indiana State Development Finance Authority Revenue,
	Educational Facilities, Christel House Inc. Project,
	LOC-Fifth Third Bank, 2.000%, 12/5/08(a)	$9,430,000

	Iowa — 2.0%
	Iowa Finance Authority:
38,125,000	Health Care Facilities Revenue, Refunding, Iowa Health Systems,
	AMBAC, SPA-Morgan Stanley, 1.750%, 12/1/08(a)	38,125,000
1,700,000	Revenue, Refunding, Trinity Health SPA-JPMorgan Chase,
	Northern Trust, 0.700%, 12/4/08(a)	1,700,000
8,500,000	Iowa Higher Education Loan Authority Revenue, Private College Facility,
	Loras, LOC-LaSalle Bank N.A., 0.850%, 12/1/08(a)	8,500,000

	Total Iowa	48,325,000

	Kentucky — 1.0%
1,535,000	Breckinridge County, KY, Lease Program Revenue, Kentucky Association
	of Counties Leasing Trust, LOC-U.S. Bank N.A., 1.000%, 12/3/08(a)	1,535,000
9,835,000	Richmond, KY, League of Cities Funding Trust, Lease Program Revenue,
	LOC-U.S. Bank, 1.030%, 12/5/08(a)	9,835,000
6,700,000	Russell, KY, Revenue, Bon Secours Cottage Health Services, FSA,
	SPA-Dexia Credit Local, 3.850%, 12/4/08(a)	6,700,000
5,000,000	Williamstown, KY, League of Cities Funding Trust Lease Revenue,
	LOC-U.S. Bank N.A., 1.030%, 12/5/08(a)	5,000,000

	Total Kentucky	23,070,000

	Louisiana — 1.2%
22,000,000	Louisiana Local Government Environmental Facilities & CDA Revenue,
	Go to the Show Project, LOC-ABN AMRO Bank, 0.950%, 12/3/08(a)	22,000,000
5,900,000	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue,
	LOC-JPMorgan Chase, 1.000%, 12/3/08(a)	5,900,000

	Total Louisiana	27,900,000

	Maine — 0.5%
2,000,000	Maine Health & Higher EFA Revenue, LOC-KBC Bank, 1.450%, 12/4/08(a)	2,000,000
10,000,000	Westbrook, ME, GO, BAN, 2.250% due 12/30/08	10,003,846

	Total Maine	12,003,846

	Maryland — 1.7%
3,400,000	Maryland Industrial Development Financing Authority, LOC-BB&T Corp.,
	0.950%, 12/4/08(a)	3,400,000
	Maryland State Health & Higher EFA Revenue:
8,000,000	Frederick Memorial Hospital, LOC-Branch Banking & Trust,
	0.850%, 12/3/08(a)	8,000,000
	John Hopkins University:
6,000,000	Loyola College Maryland, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	6,000,000
2,280,000	Stone Ridge School of the Sacred Heart, LOC-SunTrust Bank,
	1.000%, 12/3/08(a)	2,280,000
6,000,000	The Boys Latin School of Maryland, LOC-SunTrust Bank,
	1.000%, 12/3/08(a)	6,000,000
13,765,000	Montgomery County, MD, Housing Opportunities Commission,
	Multi-Family Revenue, Housing Development, GNMA, FNMA,
	FHLMC, FHA, SPA-PNC Bank, 0.850%, 12/4/08(a)	13,765,000

	Total Maryland	39,445,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   17

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 3.7%
$1,600,000	Massachusetts State Water Resources Authority, Multi-Modal, Refunding,
	Subordinated, LOC-Landesbank Hessen-Thuringen, 0.950%, 12/1/08(a)	$1,600,000
	Massachusetts State DFA:
	Revenue:
1,400,000	Brooksby Village Inc. Project, LOC-LaSalle Bank, 0.850%, 12/4/08(a)	1,400,000
55,000	Community Resources For Justice, LOC-Citizens Bank of MA,
	1.010%, 12/4/08(a)	55,000
2,000,000	Lasell College, LOC-Citizens Bank of MA, 1.020%, 12/4/08(a)	2,000,000
1,125,000	Marine Biological Laboratory, LOC-JPMorgan Chase, 1.100%, 12/4/08(a)	1,125,000
3,700,000	Phillips Academy, SPA-Bank of New York, 0.950%, 12/4/08(a)	3,700,000
3,500,000	St. Mark’s School, LOC-Bank of America, 1.030%, 12/4/08(a)	3,500,000
2,200,000	YMCA Greater Boston, LOC-Citizens Bank, 1.000%, 12/4/08(a)	2,200,000
	Massachusetts State HEFA:
20,500,000	Museum of Fine Arts, SPA-Bank of America N.A., 0.850%, 12/1/08(a)	20,500,000
2,600,000	Partners Healthcare Systems, SPA-JPMorgan Chase, 0.700%, 12/4/08(a)	2,600,000
9,830,000	Pool Loan Program, LOC-Citizens Bank, 0.900%, 12/4/08(a)	9,830,000
	Revenue, Capital Asset Program:
5,280,000	LOC-Bank of America, 0.900%, 12/4/08(a)	5,280,000
8,580,000	LOC-Citizens Bank, 0.900%, 12/4/08(a)	8,580,000
2,100,000	Massachusetts State IFA Revenue, Whitehead Institute Biomed Research,
	SPA-Bank of America, 0.750%, 12/3/08(a)	2,100,000
5,515,000	Massachusetts State Water Resources Authority, SPA-Bayerische
	Landesbank, 0.700%, 12/3/08(a)	5,515,000
	Massachusetts State, GO:
1,800,000	Central Artery, SPA-Landesbank Baden-Wuerttemburg,
	1.000%, 12/1/08(a)	1,800,000
4,300,000	Refunding, SPA-Landesbank Hessen-Thuringen, 0.650%, 12/4/08(a)	4,300,000
11,242,874	New Bedford, MA, GO, BAN, 2.250% due 2/13/09	11,254,471

	Total Massachusetts	87,339,471

	Michigan — 1.8%
5,600,000	Grand Valley, MI, State University Revenue, General, LOC-RBS Citizens,
	0.860%, 12/4/08(a)	5,600,000
	Michigan Higher EFA:
2,100,000	Obligation Albion Closing, LOC-JPMorgan Chase, 0.950%, 12/4/08(a)	2,100,000
26,400,000	Refunding, Limited Obligation Calvin, LOC-JPMorgan Chase,
	2.040%, 12/5/08(a)	26,400,000
700,000	Michigan State Strategic Fund Ltd. Obligation Revenue, Consumers
	Energy Company, LOC-Wells Fargo Bank, 0.800%, 12/3/08(a)	700,000
8,500,000	Milan, MI, Area Schools, GO, Refunding, Q-SBLF, LOC-Landesbank
	Hessen-Thuringen, 0.800%, 12/4/08(a)	8,500,000

	Total Michigan	43,300,000

	Minnesota — 0.2%
4,910,000	St. Cloud, MN, Health Care Revenue, Centracare Health Systems,
	SPA-Bank of Nova Scotia, 1.080%, 12/4/08(a)	4,910,000

	Mississippi — 0.2%
4,600,000	Jackson County, MS, PCR, Chevron U.S.A. Inc. Project, 0.800%, 12/1/08(a)	4,600,000

See Notes to Financial Statements.

18  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Missouri — 1.3%
$6,500,000	Boone County, MO, IDA, Retirement Center Terrace Apartments Project,
	LOC-LaSalle Bank, 1.080%, 12/4/08(a)	$6,500,000
3,400,000	Missouri Development Finance Board, MO, Kauffman Center,
	SPA-Bank of America, 0.900%, 12/1/08(a)	3,400,000
11,175,000	Missouri State HEFA, Revenue, Washington University,
	SPA-Dexia Credit Local, 1.600%, 12/1/08(a)	11,175,000
10,654,000	Missouri State HEFA Facilities Revenue, Parkside Meadows Inc. Project,
	LOC-Fifth Third Bank, 2.000%, 12/5/08(a)	10,654,000

	Total Missouri	31,729,000

	Nebraska — 0.4%
4,700,000	American Public Energy Agency, NE, Gas Supply Revenue,
	SPA-Societe Generale, 0.950%, 12/4/08(a)	4,700,000
5,000,000	Nebraska Public Power District, TECP, LIQ-Bank of Nova Scotia,
	LIQ-Toronto Dominion Bank, LIQ-Commerzbank AG, 0.850% due 12/9/08	5,000,000

	Total Nebraska	9,700,000

	Nevada — 0.0%
1,000,000	Las Vegas Valley, NV, Water District, GO, Water Improvement,
	SPA-Dexia Credit Local, 3.050%, 12/1/08(a)	1,000,000

	New Hampshire — 1.5%
	New Hampshire HEFA Revenue:
	Frisbie Memorial Hospital, LOC-Bank of America,
15,285,000	1.100%, 12/4/08(a)	15,285,000
3,320,000	Healthcare Inc., Exeter Hospital Group, LOC-Bank of America,
	1.000%, 12/4/08(a)	3,320,000
1,000,000	Refunding, Dartmouth College, SPA-JPMorgan Chase,
	0.650%, 12/1/08(a)	1,000,000
17,260,000	University New Hampshire, AMBAC, 3.000% due 3/30/09(b)	17,260,000

	Total New Hampshire	36,865,000

	New Jersey — 1.3%
10,000,000	Montclair Township, NJ, BAN, 3.750% due 12/19/08	10,004,108
20,000,000	Newark, NJ, GO, School Promissory Notes, 3.000% due 1/23/09	20,015,537

	Total New Jersey	30,019,645

	New York — 4.3%
2,900,000	Long Island Power Authority, NY, Electric System Revenue, FSA,
	SPA-Dexia Credit Local, 4.250%, 12/3/08(a)	2,900,000
5,000,000	Long Island, NY, Power Authority, Subordinated, LOC-Bayerische Landesbank
	& Landesbank Baden-Wurttemberg, 0.800%, 12/3/08(a)	5,000,000
1,500,000	Monroe County, NY, Industrial Development Agency, Revenue, Monroe
	Community College, LOC-JPMorgan Chase, 0.900%, 12/4/08(a)	1,500,000
2,700,000	MTA, NY, Revenue, Subordinated, LOC-Fortis Bank SA, 0.950%, 12/4/08(a)	2,700,000
	New York City, NY, GO:
1,800,000	LOC-Allied Irish Bank PLC, 0.750%, 12/1/08(a)	1,800,000
1,300,000	LOC-Royal Bank of Scotland, 0.900%, 12/4/08(a)	1,300,000
9,900,000	Subordinated, LOC-BNP Paribas, 0.730%, 12/3/08(a)	9,900,000
8,000,000	New York City, NY, MFA Water & Sewer System Revenue, Second General
	Resolution, Fiscal 2008, SPA-Fortis Bank SA, 0.850%, 12/4/08(a)	8,000,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   19

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	New York — 4.3% continued
$10,000,000	New York State Dormitory Authority Revenue, Non-State Supported Debt,
	University of Rochester, LOC-JPMorgan Chase, 0.850%, 12/3/08(a)	$10,000,000
15,400,000	Niagara Falls, NY, Bridge Commission Toll Revenue,
	SPA-Dexia Credit Local, 5.000%, 12/3/08(a)	15,400,000
	Triborough Bridge & Tunnel Authority, NY, Revenue, Refunding:
8,500,000	Gem Subordinated, SPA-Bank of America, 0.920%, 12/4/08(a)	8,500,000
36,200,000	SPA-ABN AMRO Bank N.V., 0.710%, 12/4/08(a)	36,200,000

	Total New York	103,200,000

	North Carolina — 5.4%
8,000,000	Board of Governors of the University of North Carolina,
	TECP, 1.630% due 1/7/09	8,000,000
4,123,000	Charlotte, NC, TECP, LIQ-US Bank, LIQ-KBC Bank N.V., 1.950% due 1/15/09	4,123,000
5,000,000	Charlotte, NC, COP, 5.000% due 3/1/09	5,045,295
2,700,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue,
	FSA, SPA-Dexia Credit Local, 3.500%, 12/4/08(a)	2,700,000
5,295,000	Durham County, NC, Industrial Facilities & Pollution Control Financing
	Authority, 1.030%, 12/4/08(a)	5,295,000
20,000,000	Fayetteville, NC, Public Works Commission Revenue, FSA,
	SPA-Dexia Credit Local, 3.500%, 12/3/08(a)	20,000,000
1,100,000	Guilford County, NC, GO, SPA-Dexia Credit Local, 3.500%, 12/4/08(a)	1,100,000
	Mecklenburg County, NC, COP:
5,635,000	SPA-Landesbank Hessen-Thuringen, 1.100%, 12/1/08(a)	5,635,000
7,500,000	SPA-SunTrust Bank, 0.900%, 12/4/08(a)	7,500,000
5,850,000	North Carolina Capital Facilities Finance Agency, Lees-McRae College,
	LOC-BB&T Corp., 0.950%, 12/4/08(a)	5,850,000
	North Carolina Medical Care Commission:
9,800,000	Health Care Facilities Revenue, Carol Woods Project, Radian,
	LOC-Branch Banking & Trust, 1.100%, 12/1/08(a)	9,800,000
2,500,000	Southeastern Regional Medical Center, LOC-BB&T Corp.,
	0.950%, 12/4/08(a)	2,500,000
3,175,000	St. Josephs Health System Inc., SPA-BB&T Corp, 0.950%, 12/4/08(a)	3,175,000
	North Carolina Medical Care Community, Health Care Facilities Revenue:
27,425,000	Blue Ridge Healthcare Systems Inc., LOC-Wachovia Bank N.A.,
	1.100%, 12/1/08(a)	27,425,000
5,000,000	First Mortgage Deerfield, LOC-Branch Banking & Trust,
	0.950%, 12/4/08(a)	5,000,000
4,200,000	North Carolina State Grant Anticipation Revenue, Vehicle,
	5.000% due 3/1/09	4,232,796
6,050,000	North Carolina State, GO, SPA-Bayerische Landesbank, 0.950%, 12/3/08(a)	6,050,000
4,755,000	Union County, NC, GO, SPA-Dexia Credit Local, 1.900%, 12/4/08(a)	4,755,000
1,640,000	Winston-Salem, NC, Water and Sewer Systems Revenue, Refunding,
	SPA-Dexia Credit Local, 3.500%, 12/3/08(a)	1,640,000

	Total North Carolina	129,826,091

	Ohio — 6.8%
	Akron, Bath, and Copley, OH:
59,325,000	Joint Township Hospital District Revenue, Hospital Facilities Akron
	General Health, LOC-JPMorgan Chase, 0.700%, 12/3/08(a)	59,325,000

See Notes to Financial Statements.

20  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Ohio — 6.8% continued
$4,105,000	Joint Township Hospital District, Health Care Facilities Sumner Project,
	LOC-KBC Bank N.V., 1.200%, 12/4/08(a)	$4,105,000
7,000,000	Alliance, OH, Hospital Revenue, Alliance Obligated Group, Radian,
	LOC-JPMorgan Chase, 1.350%, 12/1/08(a)	7,000,000
9,500,000	Clinton County, OH, Hospital Revenue, Facilities Improvement
	Clinton Memorial, LOC-Fifth Third Bank, 2.000%, 12/5/08(a)	9,500,000
10,975,000	Montgomery County, TECP, Ketterling Medical Center,
	LOC-Dexia Credit Local, 1.650% due 1/12/09	10,975,000
2,835,000	Ohio State Air Quality Development Authority, PCR, Ohio Edison,
	LOC-Wachovia Bank N.A., 1.600%, 12/1/08(a)	2,835,000
9,600,000	Ohio State Higher Educational Facilities Revenue, Ohio Dominican
	University Project, LOC-JPMorgan Chase, 1.030%, 12/4/08(a)	9,600,000
25,000,000	Ohio State University, General Receipts, 3.750% due 1/15/09(b)	25,000,000
12,150,000	Ohio State Water Development Authority, Pollution Control Facilities Revenue,
	Refunding, Firstenergy Project, LOC-Barclays Bank PLC, 0.850%, 12/3/08(a)	12,150,000
5,000,000	Ohio State, GO, Common Schools, 5.000% due 3/15/09	5,052,343
1,365,000	Salem, OH, Hospital Revenue, Refunding and Improvement Salem
	Community, LOC-JPMorgan Chase, 0.800%, 12/4/08(a)	1,365,000
8,950,000	University of Cincinnati, OH, General Receipts, BAN, 2.750% due 7/21/09	9,007,557
6,000,000	Washington County, OH, Hospital Revenue, Marietta Area Health Care Inc.,
	FSA, SPA-Bank One N.A., 3.130%, 12/5/08(a)	6,000,000

	Total Ohio	161,914,900

	Oklahoma — 0.7%
16,000,000	Oklahoma Development Finance Authority Revenue, Inverness
	Village Project, LOC-KBC Bank, 0.950%, 12/4/08(a)	16,000,000

	Oregon — 1.8%
10,000,000	Clackamas County, OR, Hospital Facility Authority, TECP, 1.900% due 1/21/09	10,000,000
15,000,000	Oregon State Department of Transportation Highway User Tax Revenue,
	Subordinated Lien, SPA-Dexia Credit Local, 2.500%, 12/4/08(a)	15,000,000
2,900,000	Oregon State Facilities Authority Revenue, Episcopal School Projects,
	LOC-U.S. Bank, 1.100%, 12/4/08(a)	2,900,000
14,650,000	Salem, OR, Hospital Facilities Authority Revenue, Capital Manor Inc. Project,
	LOC-Bank of America, 1.080%, 12/4/08(a)	14,650,000

	Total Oregon	42,550,000

	Pennsylvania — 9.4%
7,780,000	Adams County, PA, IDA Revenue, LOC-PNC Bank N.A., 0.950%, 12/4/08(a)	7,780,000
	Allegheny County, PA, IDA:
18,000,000	Health Care Revenue, Vincentian Collaborative,
	LOC-PNC Bank N.A., 2.100% due 6/1/09(b)	18,000,000
4,870,000	Little Sisters of the Poor, 0.780%, 12/4/08(a)	4,870,000
15,300,000	Beaver County, PA, IDA, PCR, Revenue, FirstEnergy, LOC-Barclays Bank PLC,
	1.100%, 12/3/08(a)	15,300,000
8,630,000	Bucks County, PA, IDA, Revenue, LOC-Citizens Bank, 0.900%, 12/4/08(a)	8,630,000
	Cumberland County, PA, Municipal Authority Revenue:
9,415,000	Lutheran Services Northeast/Tressler Lutheran Services Obligated Group
	Project, Radian, LOC-Wachovia Bank N.A., 1.150%, 12/4/08(a)	9,415,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   21

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Pennsylvania — 9.4% continued
$7,465,000	Refunding, Asbury Obligated Group, LOC-KBC Bank N.V.,
	0.900%, 12/4/08(a)	$7,465,000
855,000	Delaware County, PA, Authority Hospital Revenue, Crozer-Chester Medical
	Center, LOC-Wachovia Bank N.A., 1.150%, 12/4/08(a)	855,000
5,020,000	Downingtown, PA, Area School District, GO, Refunding,
	State Aid Withholding, 5.375% due 2/1/09	5,054,298
	Doylestown, PA, Hospital Authority, Hospital Revenue:
1,985,000	3.500% due 7/1/09	1,999,723
7,000,000	LOC-PNC Bank, 0.780%, 12/4/08(a)	7,000,000
4,800,000	Fayette County, PA, Hospital Authority, Fayette Regional Health System,
	LOC-PNC Bank N.A., 0.780%, 12/4/08(a)	4,800,000
3,895,000	Harrisburg, PA, School Revenue, Harrisburg Project, FSA,
	SPA-Dexia Credit Local, 4.750%, 12/4/08(a)	3,895,000
	Lancaster County, PA, Hospital Authority Revenue, Masonic Homes Project:
3,150,000	LOC-JPMorgan Chase, 1.100%, 12/1/08(a)	3,150,000
6,200,000	LOC-Wachovia Bank N.A., 1.100%, 12/1/08(a)	6,200,000
14,165,000	Lancaster, PA, IDA Revenue, Hospice Lancaster County Project,
	LOC-PNC Bank N.A., 0.780%, 12/4/08(a)	14,165,000
7,400,000	Manheim Township School District, PA, GO, FSA,
	SPA-Royal Bank of Canada, 3.000%, 12/4/08(a)	7,400,000
400,000	Manheim Township, PA, School District, GO, FSA,
	SPA-Royal Bank of Canada, 2.500%, 12/4/08(a)	400,000
3,500,000	Montgomery County, PA, IDA Revenue, Lasalle College,
	LOC-PNC Bank N.A., 0.780%, 12/4/08(a)	3,500,000
4,000,000	Nazareth, PA, Area School District, GO, FSA, SPA-Dexia Credit Local,
	4.750%, 12/4/08(a)	4,000,000
8,290,000	Pennsylvania Housing Finance Agency, Building Development,
	SPA-PNC Bank N.A., 0.850%, 12/4/08(a)	8,290,000
10,000,000	Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue,
	Philadelphia Funding Program, FSA, SPA-JPMorgan Chase, 2.750%, 12/4/08(a)	10,000,000
1,625,000	Pennsylvania State Turnpike Commission, Registration Fee Revenue,
	Refunding, FSA, SPA-JPMorgan Chase, 2.750%, 12/4/08(a)	1,625,000
10,225,000	Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority,
	FSA, SPA-PNC Bank, 2.900%, 12/4/08(a)	10,225,000
7,740,000	State Public School Building Authority, Albert Gallatin Area Schools,
	FSA, SPA-PNC Bank, 2.900%, 12/4/08(a)	7,740,000
900,000	University of Pittsburgh, PA, Commonwealth System of Higher Education,
	University Capital Project, 3.150%, 12/4/08(a)	900,000
	Washington County, PA, Hospital Authority Revenue,
	Washington Hospital, LOC-Wachovia Bank N.A.:
15,000,000	Project A, 2.100% due 7/1/09(b)	15,000,000
15,000,000	Project B, 2.900%, 12/4/08(a)	15,000,000
	West Cornwall Township Municipal Authority, PA:
13,865,000	Bethlehem Area School District GO, FSA, SPA-Dexia Credit Local,
	4.750%, 12/4/08(a)	13,865,000
8,220,000	General Government Loan Program, FSA, SPA-Dexia Credit Local,
	4.750%, 12/4/08(a)	8,220,000

	Total Pennsylvania	224,744,021

See Notes to Financial Statements.

22  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Puerto Rico — 0.5%
$10,000,000	Commonwealth of Puerto Rico, TRAN, LOC-Bank of Nova Scotia,
	3.000% due 7/30/09	$10,088,553
1,400,000	Puerto Rico Commonwealth, GO, FSA, SPA-Dexia Credit Local,
	3.800%, 12/4/08(a)	1,400,000

	Total Puerto Rico	11,488,553

	Rhode Island — 0.7%
14,000,000	Narragansett, RI, GO, BAN, 2.500% due 5/19/09	14,046,629
2,020,000	Rhode Island Health & Educational Building Corp., St. George’s School,
	LIQ-Bank of America, 1.000%, 12/3/08(a)	2,020,000
1,755,000	Rhode Island State Health & Educational Building Corp., Revenue, Hospital
	Financing Care New England, LOC-JPMorgan Chase, 0.950%, 12/4/08(a)	1,755,000

	Total Rhode Island	17,821,629

	South Carolina — 1.3%
4,300,000	Charleston, SC, Waterworks & Sewer Revenue, SPA-Bank of America N.A.,
	0.950%, 12/4/08(a)	4,300,000
	South Carolina Jobs, EDA:
4,300,000	EDR, John Ancrum SPCA Project, LOC-Bank of America, 0.950%, 12/4/08(a)	4,300,000
4,350,000	EDR, Southside Christian School, LOC-SunTrust Bank, 1.050%, 12/3/08(a)	4,350,000
1,720,000	South Carolina State, GO, State School Facilities, 5.000% due 1/1/09	1,725,269
	South Carolina, EFA, Private Non-Profit Institutions:
2,500,000	Newberry College, LOC-Branch Banking & Trust, 0.950%, 12/4/08(a)	2,500,000
7,000,000	Presbyterian College Project, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	7,000,000
5,605,000	Refunding & Improvement, Anderson, LOC-Bank of America N.A.,
	0.950%, 12/4/08(a)	5,605,000

	Total South Carolina	29,780,269

	South Dakota — 0.1%
3,000,000	South Dakota Housing Development Authority, Homeownership Mortgage,
	SPA-Landesbank Hessen-Thuringen, 1.000%, 12/4/08(a)	3,000,000

	Tennessee — 1.8%
700,000	Chattanooga, TN, Health Educational & Housing Facility Board Revenue,
	Siskin Hospital for Physical Rehabilitation Inc., LOC-Bank of America N.A.,
	0.900%, 12/1/08(a)	700,000
7,750,000	Clarksville, TN, Water Sewer & Gas Revenue, FSA, SPA-Dexia Credit Local,
	6.350%, 12/3/08(a)	7,750,000
6,100,000	Hendersonville, TN, IDB, Educational Facilities Revenue, Pope John Paul II
	High School, LOC-SunTrust Bank, 1.000%, 12/3/08(a)	6,100,000
3,000,000	Knox County, TN, Health, Educational & Housing Facilities Board Hospital
	Facility Revenue, Catholic Healthcare, LOC-Landesbank Baden,
	1.000%, 12/3/08(a)	3,000,000
3,300,000	Shelby County, TN, Health, Educational & Housing Facilities Board
	Revenue, Methodist Le Bonheur Healthcare, Assured Guaranteed,
	SPA-U.S. Bank N.A.,1.050%, 12/4/08(a)	3,300,000
22,600,000	Sullivan County, TN, Health Educational & Housing Facilities Board,
	Refunding, Wellmont Health Systems Project, LOC-Bank of America,
	1.000%, 12/4/08(a)	22,600,000

	Total Tennessee	43,450,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   23

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Texas — 5.5%
	Austin, TX:
$9,000,000	TECP, LOC-JPMorgan Chase, LOC-Bayerische Landesbank,
	LOC-State Street Bank, 1.570% due 12/2/08	$9,000,000
1,300,000	Utility System Revenue, Water & Wastewater System Revenue,
	FSA, SPA-Landesbank Baden-Wurttemberg, 2.850%, 12/4/08(a)	1,300,000
10,900,000	Carroll, TX, GO, ISD, PSFG, SPA-Bank of America, 1.000%, 12/4/08(a)	10,900,000
7,000,000	Gulf Coast Waste Disposal Authority, TX, Amoco Oil Co. Project,
	Environmental Protection Revenue, 1.600% due 3/1/09(b)	7,000,000
4,850,000	Harris County, TX, Cultural Education Facilities Finance Corp.,
	Special Facilities Revenue, Texas Medical Center, LOC-Compass
	Bank, 0.800%, 12/4/08(a)	4,850,000
	Harris County, TX, Health Facilities Development Corp., Hospital Revenue:
21,300,000	Baylor College of Medicine, AMBAC, LOC-Wachovia Bank N.A.,
	1.100%, 12/1/08(a)	21,300,000
4,800,000	Memorial Hermann Healthcare Systems, FSA, SPA-Dexia Credit Local,
	5.000%, 12/3/08(a)	4,800,000
5,000,000	Houston, TX, Higher Education Finance Corp., TECP, 1.000% due 3/9/09	5,000,000
6,845,000	Lubbock, TX, Health Facilities Development Corp. Revenue, Saint Joseph
	Health System, 0.650%, 12/4/08(a)	6,845,000
7,500,000	Midway, TX, ISD, GO, School Building, SPA-Depfa Bank PLC, 3.125%
	due 8/1/09(b)	7,555,391
	San Antonio, TX:
40,000,000	Electric and Gas, TECP, 0.950% due 2/27/09	40,000,000
2,100,000	Electric and Gas Revenue, 5.125% due 2/1/09	2,111,621
10,875,000	Texas State, TRAN, 3.000% due 8/28/09	10,985,029

	Total Texas	131,647,041

	Utah — 1.8%
17,000,000	Intermountain Power Agency, UT, Power Supply Revenue, AMBAC,
	SPA-Morgan Stanley, 2.350%, 12/2/08(a)	17,000,000
3,760,000	Utah County, UT, Heritage Schools Project, LOC-U.S. Bank, 1.050%, 12/4/08(a)	3,760,000
20,000,000	Utah Transit Authority, Sales Tax Revenue, LOC-Fortis Bank SA/NV,
	1.200%, 12/1/08(a)	20,000,000
2,000,000	Utah Water Finance Agency Revenue, SPA-JPMorgan Chase, 1.100%, 12/3/08(a)	2,000,000

	Total Utah	42,760,000

	Vermont — 0.4%
	Vermont Educational & Health Buildings Financing Agency Revenue:
1,595,000	Hospital, Northeastern Vermont, LOC-TD Banknorth N.A., 1.150%, 12/1/08(a)	1,595,000
8,000,000	Southwestern Vermont Medical Center, LOC-Banknorth N.A., 1.150%, 12/1/08(a)	8,000,000
1,000,000	Vermont State, GO, Refunding, 5.000% due 2/1/09	1,006,118

	Total Vermont	10,601,118

See Notes to Financial Statements.

24  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Virginia — 0.4%
$5,850,000	Chesapeake Bay, VA, Bridge & Tunnel District, Revenue, General
	Resolution, LOC-Branch Banking & Trust, 0.900%, 12/4/08(a)	$5,850,000
4,150,000	Lynchburg, VA, IDA Revenue, Centra Health Inc., MBIA, LOC-Branch
	Banking & Trust, 0.950%, 12/4/08(a)	4,150,000
190,000	Virginia College Building Authority, VA, Various Shenandoah University
	Projects, LOC-Branch Banking & Trust, 1.000%, 12/1/08(a)	190,000

	Total Virginia	10,190,000

	Washington — 4.0%
1,500,000	Bremerton, WA, Kitsap Regional Conference Center, LOC-Bank of
	America, 0.970%, 12/4/08(a)	1,500,000
2,600,000	Everett, WA, GO, LOC-Bank of America, 1.000%, 12/4/08(a)	2,600,000
6,400,000	King County, WA, Sewer Revenue, Junior Lien, LOC-Helaba, 1.350%, 12/3/08(a)	6,400,000
13,380,000	Snohomish County, WA, Public Utility District No. 1, Electric Revenue,
	Generation Systems, FSA, SPA-Dexia Public Finance Bank, 7.350%, 12/3/08(a)	13,380,000
10,000,000	Tacoma, WA, Electric Systems Revenue, FSA, 5.500% due 1/1/09	10,030,304
22,400,000	Tulalip Tribes of the Tulalip Reservation, WA, Revenue, Refunding
	Capital Projects, LOC-Wells Fargo Bank N.A., 0.970%, 12/4/08(a)	22,400,000
	Washington State:
1,500,000	GO, MBIA, 4.000% due 1/1/09	1,503,145
	Health Care Facilities Authority Revenue:
11,000,000	Multicare Health Systems, SPA-Wells Fargo Bank N.A., 1.150%,
	12/3/08(a)	11,000,000
7,000,000	Seattle Cancer Care Alliance, LOC-Keybank N.A., 1.500%,
	12/4/08(a)	7,000,000
	Higher EFA Revenue:
9,000,000	Seattle University Project, LOC-U.S. Bank N.A., 1.080%, 12/4/08(a)	9,000,000
6,000,000	University of Puget Sound Project, LOC-Bank of America, 1.100%,
	12/4/08(a)	6,000,000
	Housing Finance Commission:
1,700,000	Overlake School Project, LOC-Wells Fargo Bank, 0.810%, 12/4/08(a)	1,700,000
1,800,000	United Way of King County Project, LOC-Bank of America, 1.050%,
	12/1/08(a)	1,800,000

	Total Washington	94,313,449

	Wisconsin — 2.5%
1,290,000	Wisconsin Housing EDA Revenue, FSA, SPA-FHLB, 2.650%, 12/3/08(a)	1,290,000
3,600,000	Wisconsin State HEFA, Northland College, LOC-Wells Fargo Bank, 0.810%,
	12/4/08(a)	3,600,000
40,000,000	Wisconsin State HEFA Revenue, AMBAC, SPA-Morgan Stanley, 3.000%,
	12/4/08(a)	40,000,000
15,000,000	Wisconsin State, GO, TECP, LIQ-Calstrs, LIQ-State Street Bank,
	1.180% due 3/10/09	15,000,000

	Total Wisconsin	59,890,000

	TOTAL INVESTMENTS — 99.7% (Cost — $2,378,779,678#)	2,378,779,678
	Other Assets in Excess of Liabilities — 0.3%	7,425,329

	TOTAL NET ASSETS — 100.0%	$2,386,205,007

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   25

Schedules of investments (unaudited) continued
November 30, 2008

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AMBAC	—	Ambac Assurance Corporation - Insured Bonds
BAN	—	Bond Anticipation Notes
CDA	—	Community Development Authority
COP	—	Certificate of Participation
CTFS	—	Certificates
DFA	—	Development Finance Agency
EDA	—	Economic Development Authority
EDR	—	Economic Development Revenue
EFA	—	Educational Facilities Authority
FHA	—	Federal Housing Administration
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance — Insured Bonds
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HEFA	—	Health & Educational Facilities Authority
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDR	—	Industrial Development Revenue
IFA	—	Industrial Finance Agency
ISD	—	Independent School District
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation — Insured Bonds
MFA	—	Municipal Financy Authority
MTA	—	Metropolitan Transportation Authority
PCR	—	Pollution Control Revenue
PSFG	—	Permanent School Fund Guaranty
Q-SBLF	—	Qualified School Board Loan Fund
RAN	—	Revenue Anticipation Notes
Radian	—	Radian Asset Assurance
SPA	—	Standby Bond Purchase Agreement — Insured Bonds
TECP	—	Tax Exempt Commercial Paper
TRAN	—	Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

26  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

SUMMARY OF INVESTMENTS BY INDUSTRY*
Hospitals	28.5%
Education	15.4
Utilities	11.7
Transportation	9.0
General obligation	8.5
Miscellaneous	7.1
Public facilities	5.3
Industrial development	3.7
Tax allocation	2.5
Pollution control	2.3
Water & sewer	1.9
Finance	1.8
Life care systems	1.0
Housing: multi-family	0.8
Housing: single-family	0.3
Pre-refunded	0.2

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of November 30, 2008 and are subject to change.

RATINGS TABLE†
S&P/Moody’s/Fitch‡
A-1, SP-1, MIG1, VMIG1/F1	93.5%
AAA/Aaa	2.5
AA/Aa	2.0
NR	1.3
A	0.7

100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.

See pages 28 and 29 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   27

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

28  |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |   29

Statement of assets and liabilities (unaudited)
November 30, 2008

	Western Asset Institutional Money Market Fund		Western Asset Institutional Government Money Market Fund	Western Asset Institutional Municipal Money Market Fund

ASSETS:
Investments†	$1,668,800,672	*	$7,707,864,312	$2,378,779,678
Repurchase agreements, at amortized cost	72,585,000		1,441,492,000	—
Capital support agreements with affiliates*	36,635,790		—	—
Cash	489		1,155,259	132,026
Interest receivable	10,047,662		8,241,810	7,643,250
Prepaid Treasury Guarantee Program fees	190,557		322,373	180,543
Receivable for Fund shares sold	—		—	298,379
Prepaid expenses	95,551		425,927	91,517

Total Assets	1,788,355,721		9,159,501,681	2,387,125,393

LIABILITIES:
Distributions payable	159,165		105,093	69,722
Investment management fee payable	132,073		1,462,732	412,427
Trustees’ fees payable	33,468		555	18,709
Payable for securities purchased	—		149,277,778	—
Payable for Fund shares repurchased	—		—	367,264
Accrued expenses	61,759		9,752	52,264

Total Liabilities	386,465		150,855,910	920,386

TOTAL NET ASSETS	$1,787,969,256		$9,008,645,771	$2,386,205,007

NET ASSETS:
Par value (Note 5)	$17,899		$90,081	$23,862
Paid-in capital in excess of par value	1,789,857,911		9,008,049,375	2,386,344,139
Undistributed net investment income	—		327,289	6,446
Accumulated net realized gain (loss) on investments	(1,906,554)		179,026	(169,440)

TOTAL NET ASSETS	$1,787,969,256		$9,008,645,771	$2,386,205,007

Shares Outstanding - Class A	1,789,875,810		9,008,139,456	2,386,221,031
Net Asset Value - Class A	$1.00		$1.00	$1.00

*	See Note 4 Capital Support Agreements.

†	Reflects amortized cost at value, except for Western Asset Institutional Money Market Fund, the amortized cost value is $1,705,436,462.

See Notes to Financial Statements.

30  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended November 30, 2008

	Western Asset Institutional Money Market Fund	Western Asset Institutional Government Money Market Fund	Western Asset Institutional Municipal Money Market Fund

INVESTMENT INCOME:
Interest	$35,792,491	$83,884,372	$32,664,415

EXPENSES:
Investment management fee (Note 3)	3,017,646	7,419,159	3,180,009
Legal fees	76,717	87,581	72,033
Treasury Guarantee Program fees	60,518	406,739	80,500
Registration fees	42,588	111,939	49,890
Insurance	32,825	28,646	19,895
Trustees’ fees	29,702	51,952	25,875
Transfer agent fees	19,377	17,516	18,137
Shareholder reports	19,265	7,551	16,083
Audit and tax	18,484	12,557	14,417
Custody fees	11,268	23,127	9,060
Miscellaneous expenses	3,670	26,348	4,797

Total Expenses	3,332,060	8,193,115	3,490,696
Less: Fee waivers and/or expense
reimbursements (Note 3)	(1,581,634)	(389,272)	(185,617)
Fees paid indirectly (Note 1)	(294)	(4,301)	—

Net Expenses	1,750,132	7,799,542	3,305,079

NET INVESTMENT INCOME	34,042,359	76,084,830	29,359,336

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)
Net Realized Gain (Loss) on Investment Transactions	(1,376,268)	435,164	(170,357)

Unrealized Appreciation/Depreciation From Investments:
Investments on certain Structured Investment Vehicles (Note 4)	(36,635,790)	—	—
Capital support agreements (Note 4)	36,635,790	—	—

Net Unrealized Appreciation/Depreciation (Note 4)	—	—	—

NET GAIN (LOSS) ON INVESTMENTS	(1,376,268)	435,164	(170,357)

INCREASE IN NET ASSETS FROM OPERATIONS	$32,666,091	$76,519,994	$29,188,979

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  31

Statements of changes in net assets
Western Asset Institutional Money Market Fund

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (unaudited) AND THE YEAR ENDED MAY 31, 2008	November 30	May 31
OPERATIONS:
Net investment income	$34,042,359	$199,383,603
Net realized loss	(1,376,268)	(446,045)

Increase in Net Assets From Operations	32,666,091	198,937,558
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(34,042,359)	(199,383,603)

Decrease in Net Assets From Distributions to Shareholders	(34,042,359)	(199,383,603)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	2,684,224,407	9,028,671,720
Reinvestment of distributions	30,640,900	182,808,388
Cost of shares repurchased	(4,475,965,413)	(11,278,027,359)

Decrease in Net Assets From Fund Share Transactions	(1,761,100,106)	(2,066,547,251)

DECREASE IN NET ASSETS	(1,762,476,374)	(2,066,993,296)
NET ASSETS:
Beginning of period	3,550,445,630	5,617,438,926

End of period	$1,787,969,256	$3,550,445,630

See Notes to Financial Statements.

32  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

Western Asset Institutional Government Money Market Fund

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (unaudited) AND THE YEAR ENDED MAY 31, 2008	November 30	May 31
OPERATIONS:
Net investment income	$76,084,830	$175,482,295
Net realized gain	435,164	97,031

Increase in Net Assets From Operations	76,519,994	175,579,326
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(75,757,541)	(175,482,295)
Net realized gains	(327,289)	(22,158)

Decrease in Net Assets From Distributions to Shareholders	(76,084,830)	(175,504,453)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	12,458,886,792	22,418,428,905
Reinvestment of distributions	72,132,122	163,364,048
Cost of shares repurchased	(10,795,646,490)	(16,628,697,409)

Increase in Net Assets From Fund Share Transactions	1,735,372,424	5,953,095,544

INCREASE IN NET ASSETS	1,735,807,588	5,953,170,417
NET ASSETS:
Beginning of period	7,272,838,183	1,319,667,766

End of period*	$9,008,645,771	$7,272,838,183

* Includes undistributed net investment income of	$327,289	—

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  33

Statements of changes in net assets continued
Western Asset Institutional Municipal Money Market Fund

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (unaudited) AND THE YEAR ENDED MAY 31, 2008	November 30	May 31
OPERATIONS:
Net investment income	$29,359,336	$88,929,716
Net realized gain (loss)	(170,357)	47,963

Increase in Net Assets From Operations	29,188,979	88,977,679
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(29,352,890)	(88,978,478)
Net realized gains	(6,446)	(58,265)

Decrease in Net Assets From Distributions to Shareholders	(29,359,336)	(89,036,743)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	3,476,368,489	8,110,866,203
Reinvestment of distributions	26,870,771	82,832,708
Cost of shares repurchased	(4,252,851,391)	(8,212,376,828)

Decrease in Net Assets From Fund Share Transactions	(749,612,131)	(18,677,917)

DECREASE IN NET ASSETS	(749,782,488)	(18,736,981)
NET ASSETS:
Beginning of period	3,135,987,495	3,154,724,476

End of period*	$2,386,205,007	$3,135,987,495

* Includes undistributed net investment income of	$6,446	—

See Notes to Financial Statements.

34  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

Financial highlights

Western Asset Institutional Money Market Fund

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES	2008 [1]	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.013	0.044	0.051	0.039	0.019	0.009
Net realized gain (loss)[2]	(0.000)	(0.000)	(0.000)	0.000	0.000	0.000

Total income from operations	0.013	0.044	0.051	0.039	0.019	0.009

LESS DISTRIBUTIONS FROM:
Net investment income	(0.013)	(0.044)	(0.051)	(0.039)	(0.019)	(0.009)
Net realized gains	—	—	—	(0.000)[2]	(0.000)[2]	(0.000)[2]

Total distributions	(0.013)	(0.044)	(0.051)	(0.039)	(0.019)	(0.009)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	1.29%	4.54%	5.19%	3.96%	1.90%	0.91%

NET ASSETS, END OF PERIOD (MILLIONS)	$1,788	$3,550	$5,617	$4,616	$3,202	$3,495

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.25%[4,5]	0.23%	0.24%[6]	0.26%	0.30%	0.30%
Net expenses[7,8]	0.13 [4,5,9]	0.23 [9]	0.23 [6]	0.22	0.22	0.23
Net investment income	2.57 [4]	4.57	5.08	3.96	1.87	0.91

[1]	For the six months ended November 30, 2008 (unaudited).

[2]	Amount represents less than $0.001 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.24% and 0.12%, respectively.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.24% and 0.23%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  35

Financial highlights continued

Western Asset Institutional Government Money Market Fund

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES	2008 [1]	2008	2007	2006	2005	2004 [2]

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.010	0.041	0.050	0.038	0.018	0.009
Net realized gain (loss)[3]	0.000	0.000	0.000	(0.000)	0.000	0.000

Total income from operations	0.010	0.041	0.050	0.038	0.018	0.009

LESS DISTRIBUTIONS FROM:
Net investment income	(0.010)	(0.041)	(0.050)	(0.038)	(0.018)	(0.009)
Net realized gains	(0.000)[3]	(0.000)[3]	—	—	—	(0.000)[3]

Total distributions	(0.010)	(0.041)	(0.050)	(0.038)	(0.018)	(0.009)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[4]	1.05%	4.18%	5.14%	3.85%	1.83%	0.86%

NET ASSETS, END OF PERIOD (MILLIONS)	$9,009	$7,273	$1,320	$720	$958	$1,184

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.22%[5,6]	0.22%	0.29%[7]	0.32%	0.32%	0.32%
Net expenses[8,9]	0.21 [5,6,10]	0.19 [10]	0.23 [7]	0.22	0.23	0.23
Net investment income	2.08 [5]	3.71	5.03	3.77	1.66	0.86

[1]	For the six months ended November 30, 2008 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.001 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.21% and 0.20%, respectively.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.29% and 0.23%, respectively.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

36  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

Western Asset Institutional Municipal Money Market Fund

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES	2008 [1]	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.011	0.029	0.034	0.027	0.015	0.008
Net realized gain (loss)[2]	(0.000)	0.000	0.000	(0.000)	0.000	(0.000)

Total income from operations	0.011	0.029	0.034	0.027	0.015	0.008

LESS DISTRIBUTIONS FROM:
Net investment income	(0.011)	(0.029)	(0.034)	(0.027)	(0.015)	(0.008)
Net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.000)[2]	—

Total distributions	(0.011)	(0.029)	(0.034)	(0.027)	(0.015)	(0.008)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	1.10%	2.98%	3.46%	2.69%	1.50%	0.81%

NET ASSETS, END OF PERIOD (MILLIONS)	$2,386	$3,136	$3,155	$2,557	$2,085	$1,884

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.25%[4,5]	0.25%	0.25%[6]	0.27%	0.31%	0.30%
Net expenses[7,8]	0.24 [4,5]	0.23 [9]	0.23 [6]	0.22	0.23	0.23
Net investment income	2.09 [4]	2.93	3.41	2.68	1.51	0.81

[1]	For the six months ended November 30, 2008 (unaudited).

[2]	Amount represents less than $0.001 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.24% and 0.23%, respectively.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.23%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  37

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Institutional Money Market Fund (“Institutional Money Market Fund”), Western Asset Institutional Government Money Market Fund (“Institutional Government Money Market Fund”) and Western Asset Institutional Municipal Money Market Fund (“Institutional Municipal Money Market Fund”) (collectively, the “Funds”) are separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(b) Credit and market risk. Investments in structured securities or SIVs which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values. The Institutional Municipal Money Market Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may

38  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Fees paid indirectly. The Funds’ custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by each Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(f) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective June 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  39

Notes to financial statements (unaudited) continued

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

The value of these securities may be different than the amortized cost value reported in the schedule of investments of the Funds.

As of the date of this report, the Funds continued to meet the requirements of Rule 2a-7 that permit the Funds to utilize amortized cost to value their securities, except that for the Institutional Money Market Fund, certain investments in structured securities (such as those issued by Structured Investment Vehicles or SIVs) are carried at fair value in the Schedule of Investments. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by an event, the Funds may value these securities at fair value as determined in accordance with the procedures approved by the Board of Trustees. These SIVs were subject to specific events of default or insolvency which triggered the use of fair value. Concurrently the Institutional Money Market Fund recognized the fair value of the related Credit Support Agreements (see Note 4) entered into between the Fund and affiliates of the Fund. The related unrealized appreciation/depreciation on the SIVs and the Credit Support Agreements are reflected in the Statement of Operations for the Institutional Money Market Fund.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Institutional Money Market Fund

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in Securities	$1,778,021,462	—	$1,658,755,322	$119,266,140
Other Financial Instruments*	—	—	—	—

Total	$1,778,021,462	—	$1,658,755,322	$119,266,140

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

40   |   Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

INVESTMENTS IN SECURITIES

Balance as of May 31, 2008	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)
Transfers in and/or out of Level 3	$119,266,140

Balance as of November 30, 2008	$119,266,140

Institutional Government Money Market Fund

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in Securities	$9,149,356,312	—	$9,149,356,312	—

Institutional Municipal Money Market Fund

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in Securities	$2,378,779,678	—	$2,378,779,678	—

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  41

Notes to financial statements (unaudited) continued

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds.

During the six months ended November 30, 2008, the Funds had a voluntary expense limitation in place of 0.23% of the average daily net assets of each Fund’s Class A shares.

During the six months ended November 30, 2008, LMPFA waived a portion of its fees in the amount of $1,581,634, $389,272 and $185,617 for the Institutional Money Market Fund, Institutional Government Money Market Fund and Institutional Municipal Money Market Fund, respectively.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Funds during the same fiscal year if the Funds’ total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Funds’ prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Funds, in the Funds’ total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

4. Capital support arrangements for certain holdings

Institutional Money Market Fund (the “Fund”) was provided or entered into certain capital support arrangements for certain of its holdings. As a result, the aggregate market value of the Fund’s holdings increased. These arrangements are described below.

On June 30, 2008, the Fund entered into a Capital Support Agreement (“CSA”) with Legg Mason, and LM Capital Support V, LLC, a wholly owned subsidiary of Legg Mason. The CSA provides support in the maximum amount $20,000,000 for the Fund’s holdings of Axon Financial Funding LLC.

On September 18, 2008, and September 29, 2008 the Fund entered into two CSAs with Legg Mason, and LM Capital Company, LLC, a wholly owned subsidiary of Legg Mason. The September 18, 2008 CSA provides support in the maximum amount $20,000,000 for the Fund’s holdings of Orion Finance USA LLC. The September 29, 2008 CSA provides support in the maximum amount $7,000,000 to enable the Fund to maintain its market-based net asset value per share at no less than $0.9975 should a loss occur on any of the following securities: Barclays U.S. Funding LLC due 3/2/2009, Barclays Bank PLC due 4/17/2009, Credit Suisse

42  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

due 1/16/2009, General Electric Capital Corp. due 1/27/2009, ING Funding LLC due 3/13/2009, Istituto Bancario SA due 1/5/2009, Royal Bank of Scotland due 12/11/2008 and 12/12/2008, Toronto Dominion Bank due 2/5/2009 and 2/20/2009, and Wachovia Bank due 12/30/2008 and 1/27/2009.

Legg Mason, LM Capital Support V, LLC and LM Capital Company, LLC (collectively with Legg Mason, Inc., “LM”) has established a segregated account at the Fund’s custodian bank to secure LM’s obligations under each CSA.

Under the terms of the CSAs dated June 30, 2008 and September 18, 2008, the Fund would be paid a capital contribution, up to the maximum amount committed in the CSA, in any of the following occurrences (a “Contribution Event”) (i) a loss is realized from a sale of the subject security (collectively with any securities received in exchange therefore, or as replacement thereof that do not qualify as “Eligible Securities” under Rule 2a-7(a)(10), “Eligible Notes”); (ii) a loss results upon final payment on the Eligible Notes; (iii) a court orders a discharge of the Eligible Notes issuer from liability that provides for payments that will result in a loss; or (iv) a loss occurs in connection with an exchange for or replacement with Eligible Securities as defined in Rule 2a-7(a)(10). Under the terms of the CSA dated September 29, 2008, if the Fund’s NAV deviation, after giving effect to any Contribution Event and all payments received by the Fund in respect of the subject Notes, exceeds the permissible NAV deviation of $0.0025, the Fund would be paid a capital contribution in an amount sufficient to reduce the Fund’s NAV deviation to such permissible NAV deviation after giving effect to such capital contribution.

The CSA dated June 30, 2008 terminates no later than March 31, 2009. The CSAs dated September 18, 2008 and September 29, 2008, each will terminate no later than September 30, 2009. Each CSA requires the Fund to promptly sell any Eligible Notes it holds on the immediately preceding business day. The CSA dated September 29, 2008 provides that the Fund will not be required to complete any such sale if the amount that the Fund expects to receive on such sale would not result in a loss or the payment of a capital contribution. Each CSA also permits LM to purchase the Eligible Notes under certain circumstances at a price which is the greater of amortized cost or market value.

As of November 30, 2008, the amortized cost and fair value of the Fund’s holdings for investments covered by the CSAs dated June 30, 2008 and September 18, 2008 are as follows. The Fund has recognized the changes in the unrealized components of these securities and related support agreements in its results of the operations and financial position.

INVESTMENT	AMORTIZED COST	FAIR VALUE	SUPPORT AGREEMENTS

Axon Financial Funding LLC	$44,266,140	$27,152,850	$20,000,000
Orion Finance USA LLC	75,000,000	55,477,500	20,000,000

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  43

Notes to financial statements (unaudited) continued

As of November 30, 2008, the Fund’s market-based NAV was not below the minimum permissible NAV of $0.9975 and therefore did not require the use of the Capital Support Agreement dated September 29, 2008.

During the reporting period, the Fund did not draw down the CSAs.

Subsequent to the reporting period, on December 1, 2008, the CSAs described above in connection with the Fund’s holdings of Axon Financial Funding LLC and Orion Finance USA LLC were amended to increase the amounts of support available to the Fund. The amounts of the CSAs and the amortized cost and fair value as of that date are as follows:

INVESTMENT	AMORTIZED COST	FAIR VALUE	ORIGINAL SUPPORT AMOUNTS	AMENDED SUPPORT AMOUNTS

Axon Financial Funding LLC	$44,266,140	$20,743,113	$20,000,000	$30,000,000
Orion Finance USA LLC	75,000,000	53,640,000	20,000,000	30,000,000

Subsequent to the amendment to the CSAs the net unrealized appreciation/depreciation reflected in the Statement of Operations from these securities and CSA’s would have been net $0.

Subsequent to the reporting period, on December 11, 2008, LM purchased $44,266,140 of Axon Financial Funding LLC from the Fund at amortized cost (a price in excess of the securities’ current fair value on that date). The excess of sale price over the current fair value amounted to $23,744,357 and is not reflected in the Statement of Operations as a payment by affiliate for losses realized on securities. There was no impact to total return as a result of this transaction.

Subsequent to the reporting period, on December 11, 2008, the Capital Support Agreement, dated June 30, 2008, as amended, was terminated in accordance with its terms without exercising or drawing down on the credit arrangement.

5. Shares of beneficial interest

At November 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

44  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED NOVEMBER 30, 2008	YEAR ENDED MAY 31, 2008

Institutional Money Market Fund - Class A
Shares sold	2,684,224,407	9,028,671,720
Shares issued on reinvestment	30,640,900	182,808,388
Shares repurchased	(4,475,965,413)	(11,278,027,359)

Net decrease	(1,761,100,106)	(2,066,547,251)

Institutional Government Money Market Fund - Class A
Shares sold	12,458,886,792	22,418,428,905
Shares issued on reinvestment	72,132,122	163,364,048
Shares repurchased	(10,795,646,490)	(16,628,697,409)

Net increase	1,735,372,424	5,953,095,544

Institutional Municipal Money Market Fund - Class A
Shares sold	3,476,368,489	8,110,866,203
Shares issued on reinvestment	26,870,771	82,832,708
Shares repurchased	(4,252,851,391)	(8,212,376,828)

Net decrease	(749,612,131)	(18,677,917)

Because the Funds have maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

6. Capital loss carryforward

On May 31, 2008, the Institutional Money Market Fund had a net capital loss carryforward of $126,357, of which $73,166 expires in 2015 and $53,191 expires in 2016. These amounts will be available to offset like amounts of any future taxable capital gains.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and Citigroup Global Markets Inc. (“CGM”) a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  45

Notes to financial statements (unaudited) continued

CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate

46  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Funds and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  47

Notes to financial statements (unaudited) continued

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class

48  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

10. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  49

Notes to financial statements (unaudited) continued

11. Treasury guarantee

The Funds have enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of each Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Funds and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminates on December 18, 2008, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees of the Funds will consider whether to continue to participate.

In order to participate in the Guarantee Program during the initial term, the Funds have paid a participation fee of 0.01% of each Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program would require payment of an additional fee, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

On November 24, 2008, the Treasury Department announced an extension of the Guarantee Program. The Guarantee Program extension period began on December 19, 2008 with a new Termination Date of April 30, 2009. The Board of Trustees of the Funds approved the continuation in the participation of the Guarantee Program.

50  |  Legg Mason Partners Institutional Trust 2008 Semi-Annual Report

12. Subsequent event

Effective January 2, 2009, the Western Asset Institutional Government Money Market Fund (the “Fund”) has entered into a transfer agency agreement with Boston Financial Data Services, Inc. (“BFDS”), pursuant to which BFDS will act as a transfer agent for certain investors in the Fund, including investors investing in the Fund through certain Service Agents. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171. The Fund’s current transfer agent, PNC Global Investment Servicing, will continue to service existing investors and new investors investing through certain Service Agents in the Fund.

Legg Mason Partners Institutional Trust 2008 Semi-Annual Report  |  51

Board approval of management and
subadvisory agreements (unaudited)

Western Asset Institutional Money Market Fund

At a meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Institutional Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

52  |  Legg Mason Partners Institutional Trust

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance

Legg Mason Partners Institutional Trust  |  53

Board approval of management and
subadvisory agreements (unaudited) continued

Western Asset Institutional Money Market Fund

against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified as institutional money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis

54  |  Legg Mason Partners Institutional Trust

of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as institutional money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and Actual Management Fee (which reflects a fee waiver) was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund’s Contractual Management Fee is lower than or within the range of the average of the management fees paid by the other funds in the Expense Group at all asset levels. The Board also noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders were realizing economies of scale.

Legg Mason Partners Institutional Trust  |  55

Board approval of management and
subadvisory agreements (unaudited) continued

Western Asset Institutional Money Market Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

56  |  Legg Mason Partners Institutional Trust

Western Asset Institutional Government Money Market Fund

At a meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Institutional Government Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Partners Institutional Trust  |  57

Board approval of management and
subadvisory agreements (unaudited) continued

Western Asset Institutional Government Money Market Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance

58  |  Legg Mason Partners Institutional Trust

against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified as institutional U.S. government money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided

Legg Mason Partners Institutional Trust  |  59

Board approval of management and
subadvisory agreements (unaudited) continued

Western Asset Institutional Government Money Market Fund

by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as institutional U.S. government money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and Actual Management Fee (which reflects a fee waiver) was slightly above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund’s Contractual Management Fee is lower than or within the range of the average of the management fees paid by the other funds in the Expense Group at all asset levels. The Board also noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders were realizing economies of scale.

60  |  Legg Mason Partners Institutional Trust

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Institutional Trust  |  61

Board approval of management and
subadvisory agreements (unaudited) continued

Western Asset Institutional Municipal Money Market Fund

At a meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Institutional Municipal Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

62  |  Legg Mason Partners Institutional Trust

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance

Legg Mason Partners Institutional Trust  |  63

Board approval of management and
subadvisory agreements (unaudited) continued

Western Asset Institutional Municipal Money Market Fund

against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified as institutional tax-exempt money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was slightly above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis

64  |  Legg Mason Partners Institutional Trust

of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as institutional tax-exempt money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and Actual Management Fee (which reflects a fee waiver) was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund’s Contractual Management Fee is lower than or within the range of the average of the management fees paid by the other funds in the Expense Group at all asset levels. The Board also noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders were realizing economies of scale.

Legg Mason Partners Institutional Trust  |  65

Board approval of management and
subadvisory agreements (unaudited) continued

Western Asset Institutional Municipal Money Market Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

66  |  Legg Mason Partners Institutional Trust

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Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional
Municipal Money Market Fund

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agents

Boston Financial Data Services, Inc.[1]
2 Heritage Drive
North Quincy, Massachusetts 02171

PNC Global Investment Servicing
4400 Computer Drive
Westborough,
Massachusetts 01581

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

[1]	Effective January 2, 2009. Boston Financial Data Services, Inc. acts as transfer agent for certain investors in Western Asset Institutional Government Money Market Fund.

Western Asset Institutional Money Market Fund Western Asset Institutional Government Money Market Fund Western Asset Institutional Municipal Money Market Fund

The Funds are separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

LEGG MASON PARTNERS INSTITUTIONAL TRUST Legg Mason Partners Funds 55 Water Street New York, New York 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the above noted Funds of Legg Mason Partners Institutional Trust. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC WASX010648 1/09 SR09-728

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	February 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	February 5, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	February 5, 2009